                            ASSIGNMENT AND ACCEPTANCE



Dated as of July 11, 1997

                  Reference is made to the Amended and Restated Revolving Credit and Term Loan Agreement, dated as of May 31, 1996 (as from time to time amended and in effect, the "Credit Agreement"), by and among CONNECTIVITY PRODUCTS INCORPORATED, a Delaware Corporation (the "Borrower"), the banking institutions referred to therein as Banks (collectively, the "Banks"), and NBD BANK and BANKBOSTON, N.A., f/k/a The First National Bank of Boston as co-agents (in such capacity, the "Co-Agents") for the Banks. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

                  FLEET BANK, N.A. (the "Assignor") and NBD BANK (the "Assignee") hereby agree as follows:

                  Assignment.

                  Subject to the terms and conditions of this Assignment and Acceptance, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes without recourse to the Assignor, a $5,248,000.00 interest in and to the rights, benefits, indemnities and obligations of the Assignor under the Credit Agreement equal to 12% in respect of the Total Commitment and the Term Loan immediately prior to the Effective Date (as hereinafter defined).

                  Assignor's Representations.

                  The Assignor (i) represents and warrants that (A) it is legally authorized to enter into this Assignment and Acceptance, (B) as of the date hereof, its Revolving Credit Commitment is $4,800,000, its Revolving Credit Commitment Percentage is 24%, the aggregate outstanding principal balance of its Revolving Credit Loans equals $4,442,000, the aggregate amount of its Letter of Credit Participations equals $-0-, its Line of Credit Commitment is $1,680,000, its Line of Credit Commitment Percentage is 24%, the aggregate outstanding principal balance of its Line of Credit Loans equals $144,000, and the aggregate outstanding balance of its Term Loan equals $4,017,600 (in each case after giving effect to the assignment contemplated hereby but without giving effect to any contemplated assignments which have not yet become effective), and (C) immediately after giving effect to all assignments which have not yet become effective, the Assignor's Commitment Percentage will be sufficient to give effect to this Assignment and Acceptance, (ii) makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any of the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit

Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto or the attachment, perfection or priority of any security interest or mortgage, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder free and clear of any claim or encumbrance; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower or any of its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of its obligations under the Credit Agreement or any of the other Loan Documents or any other instrument or document delivered or executed pursuant thereto.

                  Assignee's Representations.

                  The Assignee (i) represents and warrants that (A) it is duly and legally authorized to enter into this Assignment and Acceptance, (B) the execution, delivery and performance of this Assignment and Acceptance do not conflict with any provision of law or of the charter or by-laws of the Assignee, or of any agreement binding on the Assignee, (C) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Assignment and Acceptance, and to render the same the legal, valid and binding obligation of the Assignee, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 8.4 and 9.4 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) represents and warrants that it is an Eligible Assignee; (v) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and (vii) acknowledges that it has made arrangements with the Assignor satisfactory to the Assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

                  Effective Date.

                  The effective date for this Assignment and Acceptance shall be July 11, 1997 (the "Effective Date"). Following the execution of this Assignment and Acceptance and the consent of the Borrower hereto having been obtained, each party hereto shall deliver its duly executed counterpart hereof to the Agent for acceptance by the Agent and recording in the Register by the Agent.

                  Rights Under Credit Agreement.

                  Upon such acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder, and (ii) the Assignor shall, with respect to that portion of its interest under the Credit Agreement assigned hereunder, relinquish its rights and be released from its obligations under the Credit Agreement; provided, however, that the Assignor shall retain its rights to be indemnified pursuant to Section 18 of the Credit Agreement with respect to any claims or actions arising prior to the Effective Date.

                  Payments.

                  Upon such acceptance of this Assignment and Acceptance by the Agent and such recording, from and after the Effective Date, the Agent shall make all payments in respect of the rights and interests assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and the Assignee shall make any appropriate adjustments in payments for periods prior to the Effective Date by the Agent or with respect to the making of this assignment directly between themselves.

                  Governing Law.

                  THIS ASSIGNMENT AND ACCEPTANCE IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

                  Counterparts.

                  This Assignment and Acceptance may be executed in any number of counterparts which shall together constitute but one and the same agreement.

                  IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

                                       FLEET BANK, N.A.



                                       By: /s/ Mark A. Siegel
                                           --------------------------------
                                            Title:  Assistant Vice President


                                       NBD BANK



                                       By: /s/ Erik W. Bakker
                                           --------------------------------
                                            Erik W. Bakker, Vice President



CONSENTED TO:

CONNECTIVITY PRODUCTS
  INCORPORATED



By: /s/ James S. Harrington
    ----------------------------
     Title:  President



NBD BANK, as Agent



By: /s/ Erik W. Bakker
    ----------------------------
     Erik W. Bakker, Vice President

                                   SCHEDULE 1

                       Commitments, Commitment Percentages


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                                           Revolving
                            Revolving       Credit                      Line of Credit                  Term Loan A     Term Loan B
                             Credit       Commitment    Line of Credit    Commitment      Term Loan A   Commitment      Commitment
             Bank          Commitment     Percentage      Commitment      Percentage      Commitment    Percentage      Percentage
             ----          ----------     ----------      ----------      ----------      ----------    ----------      ----------
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BankBoston, N.A. f/k/a     $6,000,000         50%         $3,000,000          50%         $6,000,000        50%             50%
The First National Bank
of Boston
Domestic Lending Office
One Federal Street
Boston, MA  02110
LIBOR Lending Office
Same as Above
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NBD Bank                   $6,000,000         50%         $3,000,000          50%         $6,000,000        50%             50%
Domestic Lending Office
Michigan Banking
Division
611 Woodward Avenue
Detroit, Michigan  48226
LIBOR Lending Office
Same as above
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